Collateral for crude oil exploration concession agreements	6 Months Ended
Jun. 30, 2018
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Collateral for crude oil exploration concession agreements
29.	Collateral for crude oil exploration concession agreements

The Company has granted collateral to the Brazilian Agency of Petroleum, Natural Gas and Biofuels (Agência Nacional de Petróleo, Gás Natural e Biocombustíveis—ANP) in connection with the performance of the Minimum Exploration Programs established in the concession agreements for petroleum exploration areas in the total amount of US$ 1,938 of which US$ 835 were still in force as of June 30, 2018, net of commitments undertaken. The collateral comprises crude oil from previously identified producing fields, pledged as collateral, amounting to US$ 702 and bank guarantees of US$ 133.